1	Summary Prospectus ICON Equity Income Fund

SUMPRO-EQINC(01/19)

Summary Prospectus January 22, 2019 As Supplemented Effective May 30, 2019 As Supplemented Effective December 18, 2019
ICON Equity Income Fund Class A Shares:Ticker: IEQAX Class C Shares:Ticker: IOECX Class S Shares:Ticker: IOEZX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.iconfunds.com. You can also get this information at no cost by calling 1-800-764-0442, by sending an email request to fulfillment@iconadvisers.com, or by asking any financial advisor, bank or broker-dealer who offers the shares of the fund. The current prospectus and statement of additional information, dated January 22, 2019, are incorporated by reference into this summary prospectus.

Investment Objective/Goals

Seeks modest capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 37 of the Fund’s prospectus, and in “Sales Charge” on page 34 in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%*	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.45%	0.41%	0.41%
Acquired Fund Fees and Expenses[1]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses[1,3]	1.51%	2.22%	1.22%
Expense Reimbursement[2,3]	(0.21%)	(0.17%)	(0.17%)
Net Annual Fund Operating Expenses After Expense Reimbursement[1,2,3]	1.30%	2.05%	1.05%

*A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

1Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses After Expense Reimbursement differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2During the year ended September 30, 2018, ICON Advisers reimbursed $28,499, $29,116 and $89,333 of Class A, C and S expenses, respectively. At September 30, 2018, ICON Advisers was reimbursing expenses for Class A, C and S.

3The total expenses of the ICON Equity Income Fund (excluding interest, taxes, brokerage, acquired fund fees and expenses and extraordinary expenses) are contractually limited to an annual rate for Class A of 1.24%, an annual rate for Class C of 1.99%, and an annual rate of 0.99% for Class S through January 31, 2020, after which time it may be terminated. ICON Advisers is entitled to recoup from the Fund any fees reimbursed pursuant to this arrangement if such recoupment does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the expenses were reimbursed or absorbed.

Beginning on January 1, 2021, ICON will no longer send paper copies of the Funds’ annual and semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports from your financial intermediary.  Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and given a website address of where to access the report.

If you have already opted to receive e-delivery, this change will not affect you and you do not need to take any action.  You may elect to receive reports and other communications electronically through your intermediary.  Your election to receive reports as a paper copy will apply to all ICON Funds held in your account.

2	Summary Prospectus ICON Equity Income Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$1,005	$1,332	$2,254
Class C	$308	$ 678	$1,174	$2,538
Class S	$107	$ 370	$ 654	$1,461

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$208	$678	$1,174	$2,538

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 171% of the average value of the portfolio.

Principal Investment Strategies.  The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization, including convertible and preferred securities, and in securities issued by dividend-paying companies. This strategy may not be changed unless Fund shareholders are given at least 60 days prior notice.

ICON believes that equity markets go through themes over time, simply stated, stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. In general, the Fund will sell securities in industries ICON believes are overpriced and buy securities in industries we believe are underpriced. The Fund may invest up to 25% of its assets in a single industry. We believe ICON’s combination of industry rotation and bottom-up valuation distinguishes us from other investment managers. The Fund may also invest in U.S. government agencies or government sponsored enterprises and investment-grade securities, although the Fund may invest up to 25% of its total assets in securities with a lower rating by both S&P and Moodys.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Portfolio Turnover Risk.  Active trading generates transaction costs which, in turn, can affect performance. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Investment in Other Investment Companies Risk.  The Funds may invest in other investment companies. As with other investments, investments in other investment companies, including closed-end funds (which include business development companies (BDCs)), unit investment trusts, open-end investment companies, and exchange traded funds, are subject to many of the same risks as investing directly in the underlying instruments, including market risk and, for non-index strategies, selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (including management and advisory fees). If the Fund acquires shares of one or more underlying funds, shareholders bear both their proportionate share of expenses in the Fund (excluding management and advisory fees attributable to those assets of the Fund invested in the underlying funds) and, indirectly, the expenses of the underlying funds (including management and advisory fees). Further, the closed-end fund market is inefficient. Many closed-end funds (CEFs), including many in which the Fund invests, are small or micro-cap securities. There is little independent research published on CEFs and limited availability of data makes research difficult and time consuming. CEFs may trade unpredictably. The underlying assets may be unknown and their value not readily determinable. The Fund often purchases CEFs believing they are trading at a discount to NAV, and an ongoing corporate action will cause the discount to narrow or disappear. With little independent analysis of the CEFs’ individual assets, the Fund essentially makes a value based arbitrage strategy. The Fund will look to events like pending or proposed tender offers, liquidations, take-over plays etc. If the event is not preceded by an official announcement — and is, instead, “pending” or “anticipated” — this strategy can be very risky. If the event is announced, there is still the possibility that it will not happen. In sum, investing in CEFs in general, and CEF arbitrage plays in particular carry unique and arguably heightened risks.

3	Summary Prospectus ICON Equity Income Fund

Bond Risk.  Bond prices tend to move inversely with changes in interest rates. Bonds with longer maturities are more sensitive to changes in interest rates. Slower payoffs effectively increase duration, also heightening interest rate risk. The Fund could lose money if the issuer of the bonds is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal or interest, or a decline in the perception in the credit quality of a bond could affect bond prices. If a credit rating agency gives a debt security a lower rating, the value or liquidity of the bond may be adversely affected. Bonds, unlike equities listed on a national securities exchange, have less liquidity and the Fund may not be able to sell the bonds when it wants to sell, or if it can, it may need to sell at greatly reduced prices because of the lack of demand.

Credit Risk.  The Fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a fixed income security can cause a security’s price to fall, potentially affecting the Fund’s share price. Furthermore, the Fund invests primarily in corporate bonds, which are not guaranteed by the U.S. government. If the corporate issuer or guarantor of a debt security is unable or unwilling to honor its obligations, the government will not intervene if the issuer defaults and the Fund will lose its investment in the issue.

Changes in Debt Ratings.  If a rating agency gives a convertible security a lower rating, the value of the security may decline because investors will demand a higher rate of return.

Interest Rate Risk.  Prices of convertible securities tend to move inversely with changes in interest rates. For example, when interest rates rise, prices of convertible securities generally fall. Securities with longer maturities tend to be more sensitive to changes in interest rates. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed-rate corporate bond.

Industry and Concentration Risk.  Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to political, economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Small and Mid-Size Company Risk.  The Fund may invest in small or mid-size companies which in turn may involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance information shown in the bar chart is for the Fund’s Class C shares. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class C Shares

Best Quarter: Q3 2009 19.84%        Worst Quarter: Q1 2009 -17.80%

21.70%
14.07%
-2.80%
13.79%
22.57%
9.43%
-5.12%
17.60%
12.46%
-10.98%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

The bar chart above does not reflect any sales charges. If those charges were reflected, returns would be less than those shown.

4	Summary Prospectus ICON Equity Income Fund

Average Annual Total Returns
for the Periods ended 12/31/18

	Inception Date	1 Year	5 Years	10 Years	Since Inception
ICON Equity Income Fund Class C	11/8/2002
Return Before Taxes		-11.98%	4.10%	8.69%	6.30%
Return After Taxes on Distributions		-12.61%	3.37%	8.00%	5.49%
Return After Taxes on Distributions and Sale of Fund Shares		-6.80%	3.03%	6.96%	5.08%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		-4.96%	8.25%	13.20%	9.01%
ICON Equity Income Fund Class A	5/31/2006	-15.44%	3.65%	8.87%	4.53%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		-4.96%	8.25%	13.20%	7.83%
ICON Equity Income Fund Class S	5/10/2004	-10.11%	5.13%	9.77%	6.21%
S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		-4.96%	8.25%	13.20%	8.25%

After-tax performance is shown only for the Fund’s Class C shares. After-tax performance for the Fund’s Class A and Class S shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  ICON Advisers, Inc.

On October 23, 2019, ICON Advisers, Inc., the investment advisor to ICON Funds, a Massachusetts business trust and open-end investment company (“ICON”), and CCM Partners, LP d/b/a Shelton Capital Management, the investment adviser of SCM Trust, a Massachusetts business trust and open-end investment company (“SCM Trust”), entered into a Transaction Agreement whereby they each agreed to recommend to the Board of Trustees of ICON and SCM Trust, respectively, that the separate funds of ICON be reorganized with and into certain SCM Trust funds. As of the date of this supplement, the transaction is being evaluated by the ICON Board of Trustees. This is subject to change. There is no assurance the transaction will be approved by the ICON Board. Further, even if approved by the ICON Board, the transaction will be subject to shareholder approval.

Portfolio Managers: Donovan J. (Jerry) Paul, Brian Callahan, and Scott Callahan are the Co-Portfolio Managers of the Fund. Donovan J. (Jerry) Paul, Brian Callahan, and Scott Callahan became Portfolio Managers of the Fund in May 2019.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 1920, Denver, CO 80201).

Tax Information:  The Fund intends to distribute all or a portion of net investment income, if any, quarterly, and to distribute all or a portion of any net capital gain annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

To learn more and sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements, visit ICON’s website at www.iconfunds.com.